UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Global
Partners Income Fund Inc.
(GDF)

ANNUAL REPORT

AUGUST 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset Global Partners
	Income Fund Inc.

Annual Report • August 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	22

	Statement of Operations	23

	Statements of Changes in Net Assets	24

	Statement of Cash Flows	25

	Financial Highlights	26

	Notes to Financial Statements	27

	Report of Independent Registered Public Accounting Firm	34

	Additional Information	35

Fund Objective	Annual Chief Executive Officer and Chief Financial Officer Certifications	39

The Fund’s investment objective is to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.	Dividend Reinvestment and Cash Purchase Plan	40

Letter from the Chairman

Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended August 31, 2007. After a 1.1% advance in the third quarter of 2006, U.S. gross domestic product (“GDP”)[i] expanded 2.1% in the fourth quarter. In the first quarter of 2007, GDP growth was a mere 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given

R. JAY GERKEN, CFA	the modest increase earlier in the year, this higher growth rate was not unexpected.
Chairman, President and
Chief Executive Officer

Abrupt tightening in the credit markets and economic strains late in the fiscal year prompted action by the Federal Reserve Board (“Fed”)ii. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, after the close of the reporting period, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September 2007 meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed

Western Asset Global Partners Income Fund Inc.	I

economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher during much of the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended August 31, 2007, two-year Treasury yields moved from 4.79% to 4.15%. Over the same period, 10-year Treasury yields fell from 4.74% to 4.54%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.26%.

The high-yield bond market generated positive results over the 12-month period ended August 31, 2007, despite weakness late in the fiscal year. For the 12 months ended August 31, 2007, the Citigroup High Yield Market Index[v] returned 6.35%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high-yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 5.71% during the reporting period. Overall solid demand, an expanding global economy and strong domestic spending supported many emerging market countries.

II	Western Asset Global Partners Income Fund Inc.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes, to be effective June 1, 2007, to the non-fundamental investment policies relating to the Fund’s ability to invest in non-U.S. dollar denominated debt. The Fund may now invest up to 50% of its total assets in non-U.S. dollar denominated securities. Prior to June 1, 2007, the Fund could not invest in them at all. This change is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and to serve as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future. There can be no assurance as to the extent this risk management tool will be used or its effectiveness.

Also, effective June 1, 2007, the Fund changed its benchmarks from the Citigroup High Yield Market Index and the EMBI Global to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvii and the EMBI Global. In the opinion of Western Asset, these changes provide for broader, more effective benchmark indexes for the Fund and reflect the portfolio strategies with which the Fund is currently managed.

Additionally, on August 15, 2007, the Board of Directors approved a change to the Fund’s primary investment objective, subject to stockholder approval.

The Board of Directors approved management’s proposal to change the primary investment objective of the Fund, subject to stockholder approval, to provide that the Fund will seek to maintain a high level of current income. The current primary investment objective of the Fund is to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities

Western Asset Global Partners Income Fund Inc.	III

and high-yield foreign sovereign debt securities. The Fund’s secondary investment objective, seeking capital appreciation, remains unchanged. The Fund will solicit stockholders to seek their approval of the change to the Fund’s primary investment objective at the Fund’s next annual meeting of stockholders, to be held in December 2007. Stockholders will receive a proxy statement in advance of this annual meeting and should read it carefully.

The Board also approved changes to the Fund’s non-fundamental investment policies relating to its investment in emerging market countries and high-yield corporate debt securities and relating to credit quality. The Board approved amending the Fund’s non-fundamental investment policies, providing that the Fund may, under normal market conditions, invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. Under the amended policies, the Fund will also be able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. These changes to the Fund’s non-fundamental investment policies will be effective upon approval by the Fund’s stockholders of the proposed change to the Fund’s primary investment objective. Investments in these types of securities, and other types of securities that will be permissible under the amended non-fundamental policies, may involve additional risks.

As a result of the amendment to the Fund’s non-fundamental investment policies, the Fund will be able to invest in, among other things, dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar

IV	Western Asset Global Partners Income Fund Inc.

(same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Western Asset Global Partners Income Fund Inc.	V

The Board of Directors also approved amended non-fundamental investment policies relating to credit quality, providing that the Fund will usually attempt to maintain a portfolio with a weighted average credit rating of at least B3 by Moody’s Investor Service (“Moody’s”) or B- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by a nationally recognized statistical rating organization. Previously, each debt security in which the Fund invested generally had to be rated at the time of investment in the categories Ba or B by Moody’s or BB or B by S&P or, if not rated by Moody’s and S&P, of comparable quality as determined by the Fund’s investment manager. These changes to the Fund’s non-fundamental investment policies became effective on September 17, 2007.

These changes are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, but, other than potential investments in investment grade emerging market debt, the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2007

VI	Western Asset Global Partners Income Fund Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

Western Asset Global Partners Income Fund Inc.	VII

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fixed-income markets in both the U.S. and abroad experienced periods of significant volatility during the fiscal year. Changing perceptions regarding economic growth, future central bank monetary policy and inflation caused bond prices to fluctuate over the period. Toward the end of the fiscal year, mounting issues related to the U.S. subprime mortgage market reverberated around the globe. This triggered a “flight to quality” and caused riskier asset classes to perform poorly. However, during the fiscal year as a whole, high-yield corporate bonds and emerging market debt generated solid results.

Performance Review

For the 12 months ended August 31, 2007, Western Asset Global Partners Income Fund Inc. returned 4.59% based on its net asset value (“NAV”)i and 3.36% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii, returned 6.46% and 5.71%, respectively, for the same period. The Fund’s former unmanaged benchmark, the Citigroup High Yield Market Indexiv, returned 6.35% over the same time frame. The Lipper Global Income Closed-End Funds Category Averagev increased 6.22% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.95 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of August 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$12.59 (NAV)	4.59%
$11.27 (Market Price)	3.36%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	1

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. In the past, we solely purchased securities denominated in U.S. dollars. However, we are also now purchasing emerging market debt denominated in a country’s local currency. Diversifying the Fund’s portfolio by holding local currency debt enhanced results for the period as a whole. This was due, in part, to currency appreciation among local currency debt.

Elsewhere, an overweight to high-yield corporate bonds and an underweight to emerging market debt enhanced results. Within the high-yield corporate market, the Fund benefited from emphasizing lower quality securities, as they generated superior results during the fiscal year. Also enhancing results in the high-yield corporate market were our overweights to the basic industry and capital goods sectors.

What were the leading detractors from performance?

A. The Fund’s local currency exposure detracted from results in August 2007 given increased investor risk aversion. In addition, the Fund’s corporate bond holdings detracted from results late in the period. During this time, the “flight to quality” triggered by the fallout from the U.S. subprime market caused high-yield spreads to widen.

In addition, overweights to bonds issued by Venezuela and Argentina were negative to performance. Within the high-yield corporate market, overweights to wireline and finance bonds detracted from results.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, as mentioned above, we added local currency exposure to the Fund’s portfolio.

In general, emerging market country fundamentals show ongoing improvement, and we are shifting our emerging market exposure towards local currency bonds. Generally, local currency issuance as well as corporate debt continues to offer much better valuations. Central banks in many emerging market countries have successfully brought inflation down to levels that no longer impede the growth process, and their credibility is rising along with the fall in inflation expectations. Fiscal accounts have improved dramatically in recent years, and many emerging market countries are net creditor nations, supplying the U.S. with loanable funds and building up sizable reserves of wealth in the process. These fundamental improvements have put pressure on a number of currencies to appreciate, and we continue to see opportunity in both currencies and rates.

2	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

v

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007)

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Face Amount†	Security(a)	Value
CORPORATE BONDS & NOTES — 60.8%
Aerospace & Defense — 1.3%
275,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$270,188
	DRS Technologies Inc., Senior Subordinated Notes:
675,000	6.875% due 11/1/13	664,875
65,000	6.625% due 2/1/16	63,700
	Hawker Beechcraft Acquisition Co.:
755,000	Senior Notes, 8.875% due 4/1/15 (b)(c)	738,012
325,000	Senior Subordinated Notes, 9.750% due 4/1/17 (b)	322,562
	L-3 Communications Corp., Senior Subordinated Notes:
750,000	7.625% due 6/15/12	766,875
400,000	6.125% due 1/15/14	388,000
	Total Aerospace & Defense	3,214,212
Airlines — 0.9%
	Continental Airlines Inc.:
80,000	Notes, 8.750% due 12/1/11	75,200
	Pass-Through Certificates:
24,815	Series 1998-1, Class C, 6.541% due 9/15/08	24,568
212,629	Series 2000-2, Class C, 8.312% due 4/2/11	211,618
180,000	Series C, 7.339% due 4/19/14	169,200
990,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (b)	990,000
	Delta Air Lines Inc., Pass-Through Certificates, Series 01-1:
376,067	6.619% due 3/18/11	374,745
310,000	7.711% due 9/18/11	307,384
	Total Airlines	2,152,715
Auto Components — 0.7%
480,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	386,400
1,475,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,268,500
	Total Auto Components	1,654,900
Automobiles — 1.5%
	Ford Motor Co.:
	Debentures:
315,000	8.875% due 1/15/22	264,600
595,000	8.900% due 1/15/32	496,825
1,300,000	Notes, 7.450% due 7/16/31	981,500
	General Motors Corp.:
375,000	Notes, 7.200% due 1/15/11	332,812
	Senior Debentures:
200,000	8.250% due 7/15/23	160,500
1,790,000	8.375% due 7/15/33	1,445,425
	Total Automobiles	3,681,662

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Beverages — 0.2%
515,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	$502,125
Building Products — 1.1%
	Ainsworth Lumber Co., Ltd., Senior Notes:
175,000	7.250% due 10/1/12	126,000
85,000	6.750% due 3/15/14	56,950
1,995,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 14.397% due 3/1/14	1,311,712
400,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	348,000
1,195,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.545% due 3/1/14	752,850
	Total Building Products	2,595,512
Capital Markets — 0.2%
	E*TRADE Financial Corp., Senior Notes:
540,000	7.375% due 9/15/13	483,300
130,000	7.875% due 12/1/15	114,400
	Total Capital Markets	597,700
Chemicals — 1.4%
760,000	Georgia Gulf Corp., Senior Subordinated Notes, 9.500% due 10/15/14	706,800
345,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	362,250
	Lyondell Chemical Co.:
305,000	6.875% due 6/15/17	331,687
	Senior Notes:
205,000	8.000% due 9/15/14	223,963
165,000	8.250% due 9/15/16	185,625
20,000	Senior Secured Notes, 10.500% due 6/1/13	21,650
450,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	483,750
1,130,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	988,750
	Total Chemicals	3,304,475
Commercial Banks — 3.9%
1,150,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (b)	1,152,875
3,768,531	HSBC Bank PLC, 7.000% due 11/1/11	3,769,662
740,000	HSBK Europe BV, 7.250% due 5/3/17 (b)	675,065
	ICICI Bank Ltd., Subordinated Bonds:
186,000	6.375% due 4/30/22 (b)(d)	174,599
130,000	6.375% due 4/30/22 (b)(d)	121,779
	Russian Agricultural Bank, Loan Participation Notes:
1,011,000	7.175% due 5/16/13 (b)	1,036,275
1,686,000	6.299% due 5/15/17 (b)	1,597,485
	TuranAlem Finance BV, Bonds:
530,000	8.250% due 1/22/37 (b)	454,475
475,000	8.250% due 1/22/37 (b)	407,312
	Total Commercial Banks	9,389,527

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Commercial Services & Supplies — 1.1%
750,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	$750,000
75,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (b)	73,875
1,019,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,039,380
	Rental Service Corp.:
270,000	9.500% due 12/1/14	265,613
460,000	Senior Bonds, 9.500% due 12/1/14 (b)	452,525
2,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (e)(f)	2,000
	Total Commercial Services & Supplies	2,583,393
Communications Equipment — 0.3%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	743,600
Consumer Finance — 2.2%
665,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (b)	571,900
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	93,936
295,000	7.000% due 10/1/13	263,030
	Senior Notes:
862,000	10.610% due 6/15/11 (d)	860,484
90,000	9.875% due 8/10/11	88,917
170,000	8.110% due 1/13/12 (d)	155,826
360,000	8.000% due 12/15/16	332,742
	General Motors Acceptance Corp.:
2,085,000	Bonds, 8.000% due 11/1/31	1,877,763
1,300,000	Notes, 6.875% due 8/28/12	1,149,589
	Total Consumer Finance	5,394,187
Containers & Packaging — 1.5%
500,000	Berry Plastics Corp., Senior Term Loan, 11.610% due 6/15/14	437,500
	Graham Packaging Co. Inc.:
530,000	8.500% due 10/15/12	519,400
770,000	Senior Subordinated Notes, 9.875% due 10/15/14	758,450
625,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	634,375
175,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	175,000
260,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	265,200
325,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	2,031
820,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	786,175
	Total Containers & Packaging	3,578,131
Diversified Consumer Services — 0.6%
	Education Management LLC/Education Management Finance Corp.:
1,015,000	Senior Notes, 8.750% due 6/1/14	1,035,300
65,000	Senior Subordinated Notes, 10.250% due 6/1/16	67,438

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Diversified Consumer Services — 0.6% (continued)
	Service Corp. International:
130,000	7.500% due 4/1/27	$120,250
90,000	Debentures, 7.875% due 2/1/13	91,809
180,000	Senior Notes, 7.625% due 10/1/18	181,800
	Total Diversified Consumer Services	1,496,597
Diversified Financial Services — 1.7%
535,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	478,825
335,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	321,600
130,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)	133,840
315,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	304,763
	Residential Capital LLC:
30,000	9.190% due 4/17/09 (b)(d)	18,038
975,000	Senior Notes, 7.500% due 6/1/12	741,683
150,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	145,500
760,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	752,400
106,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	111,300
295,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (b)	274,350
600,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.044% due 10/1/15	438,000
545,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	512,300
	Total Diversified Financial Services	4,232,599
Diversified Telecommunication Services — 5.1%
	Axtel SAB de CV:
70,000	11.000% due 12/15/13	75,250
100,000	7.625% due 2/1/17 (b)	97,000
1,000,000	Senior Notes, 7.625% due 2/1/17 (b)	970,000
320,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	308,800
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	96,250
	Citizens Communications Co.:
15,000	7.050% due 10/1/46	11,925
630,000	Senior Notes, 7.875% due 1/15/27	593,775
115,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	122,475
	Intelsat Bermuda Ltd.:
485,000	9.250% due 6/15/16	501,975
1,040,000	Senior Notes, 11.250% due 6/15/16	1,093,300
195,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14	199,388
	Level 3 Financing Inc.:
735,000	9.250% due 11/1/14	711,112
380,000	9.150% due 2/15/15 (d)	357,200

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Diversified Telecommunication Services — 5.1% (continued)
1,815,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (b)	$1,887,600
310,000	PAETEC Holding Corp., Senior Notes, 9.500% due 7/15/15 (b)	297,600
	Qwest Communications International Inc., Senior Notes:
825,000	9.058% due 2/15/09 (d)	831,187
725,000	Series B, 7.500% due 2/15/14	715,937
	Qwest Corp.:
285,000	Debentures, 6.875% due 9/15/33	262,200
295,000	Notes, 8.875% due 3/15/12	320,813
845,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	637,975
275,000	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (b)(c)	263,313
	Virgin Media Finance PLC, Senior Notes:
370,000	8.750% due 4/15/14	376,475
720,000	9.125% due 8/15/16	731,700
75,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (b)	77,625
835,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	876,750
	Total Diversified Telecommunication Services	12,417,625
Electric Utilities — 0.5%
192,004	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	204,304
520,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	569,400
590,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (b)	550,175
	Total Electric Utilities	1,323,879
Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
110,000	Senior Notes, 9.500% due 10/15/15	95,425
650,000	Senior Secured Notes, 7.875% due 10/15/14	589,063
	Total Electronic Equipment & Instruments	684,488
Energy Equipment & Services — 0.4%
445,000	Complete Production Services Inc., 8.000% due 12/15/16	430,538
170,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	168,300
175,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	177,625
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	78,591
	Total Energy Equipment & Services	855,054
Food & Staples Retailing — 0.2%
337,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	395,975
Food Products — 0.3%
800,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	744,000
Gas Utilities — 0.3%
815,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	782,400
Health Care Equipment & Supplies — 0.1%
285,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	261,488

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	9

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Health Care Providers & Services — 3.5%
790,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (b)	$792,963
855,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	842,175
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	322,124
	Notes:
610,000	6.375% due 1/15/15	498,675
55,000	7.690% due 6/15/25	44,649
	Senior Notes:
4,000	6.250% due 2/15/13	3,440
135,000	6.500% due 2/15/16	110,700
	Senior Secured Notes:
535,000	9.250% due 11/15/16 (b)	551,050
1,040,000	9.625% due 11/15/16 (b)(c)	1,077,700
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	955,500
	Tenet Healthcare Corp., Senior Notes:
650,000	6.375% due 12/1/11	549,250
50,000	6.500% due 6/1/12	41,750
754,000	7.375% due 2/1/13	629,590
735,000	9.875% due 7/1/14	654,150
	Universal Hospital Services Inc., Secured Notes:
635,000	8.500% due 6/1/15 (b)(c)	606,425
130,000	8.759% due 6/1/15 (b)(d)	126,100
830,000	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (b)(c)(d)	771,900
	Total Health Care Providers & Services	8,578,141
Hotels, Restaurants & Leisure — 3.2%
50,000	AMC Entertainment Inc., Senior Subordinated Notes, 8.000% due 3/1/14	46,500
400,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	380,000
610,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	472,750
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	118,125
315,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	304,762
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	688,500
215,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	220,375
280,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15 (b)	241,500
475,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	370,500
770,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	816,200
550,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	525,250
	MGM MIRAGE Inc.:
210,000	Notes, 6.750% due 9/1/12	204,750
	Senior Notes:
95,000	7.500% due 6/1/16	94,288
710,000	7.625% due 1/15/17	706,450
55,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	53,075
260,000	Outback Steakhouse Inc., Senior Notes, 10.000% due 6/15/15 (b)	225,550

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Hotels, Restaurants & Leisure — 3.2% (continued)
675,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	$681,750
610,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	655,750
125,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	110,469
	Snoqualmie Entertainment Authority, Senior Secured Notes:
125,000	9.063% due 2/1/14 (b)(d)	122,656
120,000	9.125% due 2/1/15 (b)	117,750
	Station Casinos Inc.:
185,000	Senior Notes, 7.750% due 8/15/16	178,063
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14	404,937
100,000	6.625% due 3/15/18	81,000
	Total Hotels, Restaurants & Leisure	7,820,950
Household Durables — 0.9%
55,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	52,250
1,250,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (e)(f)(g)	0
445,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	418,300
	K Hovnanian Enterprises Inc., Senior Notes:
465,000	7.500% due 5/15/16	360,375
320,000	8.625% due 1/15/17	254,400
90,000	KB Home, 7.750% due 2/1/10	85,500
485,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	487,425
695,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.838% due 9/1/12	618,550
	Total Household Durables	2,276,800
Household Products — 0.3%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	292,500
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	326,625
	Total Household Products	619,125
Independent Power Producers & Energy Traders — 2.6%
	AES Corp.:
	Senior Notes:
400,000	8.750% due 6/15/08	409,000
125,000	9.500% due 6/1/09	129,688
300,000	9.375% due 9/15/10	315,000
115,000	7.750% due 3/1/14	114,425
160,000	Senior Secured Notes, 9.000% due 5/15/15 (b)	167,600
	Dynegy Holdings Inc.:
480,000	Senior Debentures, 7.625% due 10/15/26	420,000
520,000	Senior Notes, 7.750% due 6/1/19 (b)	483,600
280,000	Dynegy Inc., Series B, 7.670% due 11/8/16	277,637
	Edison Mission Energy, Senior Notes:
70,000	7.500% due 6/15/13	70,875
460,000	7.750% due 6/15/16	465,750

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	11

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Independent Power Producers & Energy Traders — 2.6% (continued)
350,000	7.200% due 5/15/19 (b)	$332,500
370,000	7.625% due 5/15/27 (b)	345,950
950,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	950,000
	NRG Energy Inc., Senior Notes:
275,000	7.250% due 2/1/14	272,937
1,355,000	7.375% due 2/1/16	1,341,450
135,000	7.375% due 1/15/17	132,975
120,000	TXU Corp., Senior Notes, Series Q, 6.500% due 11/15/24	96,901
	Total Independent Power Producers & Energy Traders	6,326,288
Industrial Conglomerates — 0.0%
500,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (e)(f)(g)	0
Internet & Catalog Retail — 0.1%
326,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	304,810
IT Services — 0.6%
	SunGard Data Systems Inc.:
479,000	Senior Notes, 9.125% due 8/15/13	496,963
810,000	Senior Subordinated Notes, 10.250% due 8/15/15	838,350
	Total IT Services	1,335,313
Leisure Equipment & Products — 0.1%
360,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	318,600
Machinery — 0.1%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	165,750
Media — 5.4%
	Affinion Group Inc.:
860,000	Senior Notes, 10.125% due 10/15/13	864,300
255,000	Senior Subordinated Notes, 11.500% due 10/15/15	256,275
475,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	496,375
1,305,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	1,167,975
1,254,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,235,190
	CCH II LLC/CCH II Capital Corp., Senior Notes:
680,000	10.250% due 9/15/10	690,200
161,000	10.250% due 10/1/13	163,415
200,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	194,000
210,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	203,700
635,000	CMP Susquehanna Corp., 9.875% due 5/15/14	590,550
	CSC Holdings Inc.:
920,000	Senior Debentures, Series B, 8.125% due 8/15/09	929,200
	Senior Notes, Series B:
50,000	7.625% due 4/1/11	49,500
375,000	6.750% due 4/15/12	356,250

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Media — 5.4% (continued)
635,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	$673,100
	EchoStar DBS Corp., Senior Notes:
45,000	7.000% due 10/1/13	44,662
50,000	6.625% due 10/1/14	48,500
960,000	7.125% due 2/1/16	943,200
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (b)	488,800
500,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	496,250
	ION Media Networks Inc.:
130,000	Senior Secured Notes, 11.610% due 1/15/13 (b)(d)	130,325
165,000	Series A, 11.000% due 7/31/13	145,200
345,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	331,200
200,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	191,250
	R.H. Donnelley Corp.:
	Senior Discount Notes:
100,000	Series A-1, 6.875% due 1/15/13	94,750
200,000	Series A-2, 6.875% due 1/15/13	189,500
650,000	Senior Notes, Series A-3, 8.875% due 1/15/16	669,500
57,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	57,855
	TL Acquisitions Inc.:
640,000	Senior Notes, 10.500% due 1/15/15 (b)	606,400
450,000	Senior Subordinated Notes, step bond to yield 13.361% due 7/15/15 (b)	339,750
	XM Satellite Radio Inc., Senior Notes:
310,000	9.856% due 5/1/13 (d)	289,850
105,000	9.750% due 5/1/14	100,275
	Total Media	13,037,297
Metals & Mining — 2.1%
50,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	57,000
1,920,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,049,600
370,000	Metals USA Holdings Corp., Senior Notes, 11.360% due 7/1/12 (b)(c)(d)	345,025
910,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	973,700
550,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (b)(c)(d)	503,250
450,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	438,750
760,000	Tube City IMS Corp., 9.750% due 2/1/15	748,600
	Total Metals & Mining	5,115,925
Multiline Retail — 0.8%
	Dollar General Corp.:
550,000	Senior Notes, 10.625% due 7/15/15 (b)	497,750
540,000	Senior Subordinated Notes, 11.875% due 7/15/17 (b)(c)	456,300
	Neiman Marcus Group Inc.:
200,000	Senior Notes, 9.000% due 10/15/15 (c)	212,000
800,000	Senior Subordinated Notes, 10.375% due 10/15/15	864,000
	Total Multiline Retail	2,030,050

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	13

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Oil, Gas & Consumable Fuels — 6.4%
765,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	$768,825
1,005,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	977,362
120,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	124,433
165,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	166,650
403,655	Corral Finans AB, 10.360% due 4/15/10 (b)(c)(d)	387,509
	El Paso Corp.:
	Medium-Term Notes:
900,000	7.800% due 8/1/31	900,630
230,000	7.750% due 1/15/32	230,143
825,000	Notes, 7.875% due 6/15/12	860,838
	Enterprise Products Operating LP:
85,000	7.034% due 1/15/68 (d)	76,690
350,000	Junior Subordinated Notes, 8.375% due 8/1/66 (d)	358,916
670,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	678,375
	Gazprom, Loan Participation Notes:
1,240,000	6.212% due 11/22/16 (b)	1,197,840
260,000	Senior Notes, 6.510% due 3/7/22 (b)	251,940
375,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	381,563
635,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	598,488
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	248,300
120,000	8.000% due 5/15/17	114,300
70,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	73,325
355,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (b)	361,213
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	320,625
350,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	366,625
	Petroplus Finance Ltd.:
470,000	6.750% due 5/1/14 (b)	439,450
280,000	Senior Notes, 7.000% due 5/1/17(b)	259,000
400,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13	405,000
450,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	432,000
820,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	793,350
30,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	28,800
645,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	636,937
330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	309,375
725,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	686,937
	Williams Cos. Inc.:
	Notes:
1,400,000	7.875% due 9/1/21	1,508,500
260,000	8.750% due 3/15/32	297,050
300,000	Senior Notes, 7.625% due 7/15/19	320,250
	Total Oil, Gas & Consumable Fuels	15,561,239
Paper & Forest Products — 1.5%
	Abitibi-Consolidated Co. of Canada, Senior Notes:
415,000	6.000% due 6/20/13	309,175

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Paper & Forest Products — 1.5% (continued)
280,000	8.375% due 4/1/15	$221,200
	Abitibi-Consolidated Inc.:
	Debentures:
315,000	7.400% due 4/1/18	229,950
140,000	8.850% due 8/1/30	107,100
55,000	Notes, 7.750% due 6/15/11	46,200
735,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	743,269
	NewPage Corp.:
	Senior Secured Notes:
140,000	10.000% due 5/1/12	145,600
610,000	11.606% due 5/1/12 (d)	649,650
180,000	Senior Subordinated Notes, 12.000% due 5/1/13	189,000
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	576,000
525,000	Verso Paper Holdings LLC, Series B, 11.375% due 8/1/16	538,125
	Total Paper & Forest Products	3,755,269
Pharmaceuticals — 0.5%
1,335,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,168,125
Real Estate Investment Trusts (REITs) — 0.3%
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	18,900
135,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	99,225
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
190,000	6.500% due 6/1/16	183,825
440,000	6.750% due 4/1/17	430,100
	Total Real Estate Investment Trusts (REITs)	732,050
Real Estate Management & Development — 0.5%
285,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	228,000
1,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (b)	997,313
	Total Real Estate Management & Development	1,225,313
Road & Rail — 1.2%
950,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	988,000
	Hertz Corp.:
735,000	Senior Notes, 8.875% due 1/1/14	764,400
900,000	Senior Subordinated Notes, 10.500% due 1/1/16	976,500
	Kansas City Southern de Mexico, Senior Notes:
40,000	7.625% due 12/1/13 (b)	39,300
25,000	7.375% due 3/1/14 (b)	24,312
100,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	100,500
	Total Road & Rail	2,893,012
Semiconductors & Semiconductor Equipment — 0.2%
440,000	Freescale Semiconductor Inc., 8.875% due 12/15/14	408,100

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	15

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Software — 0.2%
475,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$421,563
Specialty Retail — 0.5%
	AutoNation Inc., Senior Notes:
185,000	7.360% due 4/15/13 (d)	174,825
95,000	7.000% due 4/15/14	89,894
435,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	376,275
240,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	258,000
340,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14 (b)	342,550
	Total Specialty Retail	1,241,544
Textiles, Apparel & Luxury Goods — 0.6%
	Levi Strauss & Co., Senior Notes:
725,000	9.750% due 1/15/15	754,000
50,000	8.875% due 4/1/16	50,500
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	327,438
425,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	332,562
	Total Textiles, Apparel & Luxury Goods	1,464,500
Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
55,000	8.500% due 5/15/12 (b)	55,000
620,000	11.000% due 5/15/12	651,000
	Total Tobacco	706,000
Trading Companies & Distributors — 0.6%
315,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	313,425
355,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	365,650
830,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	867,350
	Total Trading Companies & Distributors	1,546,425
Transportation Infrastructure — 0.4%
	Saint Acquisition Corp., Secured Notes:
345,000	13.308% due 5/15/15 (b)(d)	241,500
1,030,000	12.500% due 5/15/17 (b)	702,975
	Total Transportation Infrastructure	944,475
Wireless Telecommunication Services — 2.1%
	MetroPCS Wireless Inc., Senior Notes:
175,000	9.250% due 11/1/14 (b)	173,250
20,000	9.250% due 11/1/14 (b)	19,800
70,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	74,274
	Rural Cellular Corp.:
210,000	Senior Notes, 9.875% due 2/1/10	218,400
300,000	Senior Secured Notes, 8.250% due 3/15/12	313,500
380,000	Senior Subordinated Notes, 8.360% due 6/1/13 (b)(d)	389,500

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Wireless Telecommunication Services — 2.1% (continued)
	True Move Co., Ltd.:
2,430,000	10.750% due 12/16/13 (b)	$2,442,150
950,000	10.375% due 8/1/14 (b)	944,656
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (b)	483,600
	Total Wireless Telecommunication Services	5,059,130
	TOTAL CORPORATE BONDS & NOTES (Cost — $155,581,764)	147,642,038
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (e)(f)(g) (Cost — $987,700)	0
CONVERTIBLE BONDS & NOTES — 0.1%
Automobiles — 0.1%
160,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $160,000)	172,800
SOVEREIGN BONDS — 36.3%
Argentina — 2.1%
	Republic of Argentina:
4,199,000	Bonds, Series VII, 7.000% due 9/12/13	3,469,074
1,219,005	Discount Notes, 8.280% due 12/31/33 (h)	1,054,440
5,670,000	GDP Linked Securities, 1.330% due 12/15/35 (d)	670,477
	Total Argentina	5,193,991
Brazil — 11.9%
	Federative Republic of Brazil:
8,760,000	7.125% due 1/20/37	9,548,400
4,574,000	11.000% due 8/17/40 (h)	6,049,115
	Collective Action Securities:
2,185,000	8.750% due 2/4/25	2,730,157
9,515,000	Notes, 8.000% due 1/15/18 (h)	10,497,424
	Total Brazil	28,825,096
Colombia — 1.7%
	Republic of Colombia:
100,000	7.375% due 1/27/17	106,500
3,820,000	7.375% due 9/18/37	4,058,750
	Total Colombia	4,165,250
Ecuador — 0.6%
1,631,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	1,438,134

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	17

Schedule of Investments (August 31, 2007) (continued)

Face Amount†		Security(a)	Value
Egypt — 0.2%
2,810,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (b)	$496,949
El Salvador — 0.9%
		Republic of El Salvador:
1,555,000		7.750% due 1/24/23 (b)	1,737,713
330,000		8.250% due 4/10/32 (b)	382,800
		Total El Salvador	2,120,513
Indonesia — 1.3%
		Republic of Indonesia:
500,000		8.500% due 10/12/35 (b)	563,750
5,692,000,000	IDR	Series FR40, 11.000% due 9/15/25	645,691
5,058,000,000	IDR	Series FR42, 10.250% due 7/15/27	539,958
7,931,000,000	IDR	Series FR43, 10.250% due 7/15/22	855,260
5,998,000,000	IDR	Series FR45, 9.750% due 5/15/37	606,533
		Total Indonesia	3,211,192
Mexico — 1.4%
		United Mexican States, Medium-Term Notes:
1,940,000		5.625% due 1/15/17	1,940,970
1,224,000		Series A, 6.750% due 9/27/34	1,345,176
		Total Mexico	3,286,146
Panama — 2.0%
		Republic of Panama:
4,000		9.625% due 2/8/11	4,480
1,625,000		7.250% due 3/15/15	1,740,781
243,000		9.375% due 4/1/29	318,330
2,898,000		6.700% due 1/26/36	2,883,510
		Total Panama	4,947,101
Peru — 0.7%
		Republic of Peru:
381,000		Bonds, 6.550% due 3/14/37	380,429
1,200,000		Global Bonds, 7.350% due 7/21/25	1,323,000
		Total Peru	1,703,429
Russia — 1.5%
		Russian Federation:
1,455,000		11.000% due 7/24/18 (b)	2,040,637
540,000		12.750% due 6/24/28 (b)	953,100
498,037		7.500% due 3/31/30 (b)	553,444
		Total Russia	3,547,181

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
Turkey — 7.4%
	Republic of Turkey:
78,000	7.000% due 6/5/20	$78,098
751,000	11.875% due 1/15/30 (h)	1,147,153
416,000	Bonds, 7.000% due 9/26/16	423,280
9,650,000	Collective Action Securities, Notes, 7.375% due 2/5/25	9,927,437
6,737,000	Notes, 6.875% due 3/17/36	6,341,201
	Total Turkey	17,917,169
Uruguay — 0.6%
1,431,761	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	1,503,349
Venezuela — 4.0%
	Bolivarian Republic of Venezuela:
3,733,000	8.500% due 10/8/14 (h)	3,611,677
4,267,000	5.750% due 2/26/16 (h)	3,466,938
233,000	7.650% due 4/21/25	200,963
	Collective Action Securities:
1,982,000	9.375% due 1/13/34	1,977,045
391,000	Notes, 10.750% due 9/19/13	420,325
	Total Venezuela	9,676,948
	TOTAL SOVEREIGN BONDS (Cost — $88,510,465)	88,032,448

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
1,349,235	Home Interiors & Gifts Inc. (f)(g)*	13,492
10,194	Mattress Discounters Corp. (f)(g)*	0
	TOTAL CONSUMER DISCRETIONARY	13,492
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
688	Imperial Sugar Co.	19,780
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc. (f)(g)*	0
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
12,166	Axiom Transaction Solutions Inc. (g)*	0
	TOTAL COMMON STOCKS (Cost — $1,136,714)	33,272

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	19

Schedule of Investments (August 31, 2007) (continued)

Shares	Security(a)	Value
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000%*	$9,405
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
6,800	Preferred Plus, Series FRD-1, 7.400%	110,364
300	Saturns, Series F 2003-5, 8.125%	5,130
4,091	TCR Holdings Corp., Class B Shares, 0.000% (f)(g)*	4
2,250	TCR Holdings Corp., Class C Shares, 0.000% (f)(g)*	2
5,932	TCR Holdings Corp., Class D Shares, 0.000% (f)(g)*	6
12,271	TCR Holdings Corp., Class E Shares, 0.000% (f)(g)*	13
	TOTAL FINANCIALS	115,519
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc., 0.000% (f)(g)*	0
	TOTAL PREFERRED STOCKS (Cost — $124,156)	124,924
CONVERTIBLE PREFERRED STOCKS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
828	Chesapeake Energy Corp., 6.250%	218,178
	(Cost — $208,044)
ESCROWED SHARES — 0.0%
625,000	Pillowtex Corp. (e)(f)(g)* (Cost — $0)	0

Warrants
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20	342,188
1,872,290	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (f)(g)*	2
1,000	Mattress Discounters Co., Expires 7/15/07 (b)(f)(g)*‡	0
4,202	Pillowtex Corp., Expires 11/24/09 (f)(g)*	0
	TOTAL WARRANTS (Cost — $3,107)	342,190
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $246,711,950)	236,565,850

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Schedule of Investments (August 31, 2007) (continued)

Face Amount†	Security(a)	Value
SHORT-TERM INVESTMENTS — 2.5%
U.S. Government Agency — 0.0%
75,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (i) (Cost — $72,933)	$72,933
Repurchase Agreement — 2.5%
6,061,000	Morgan Stanley tri-party repurchase agreement dated 8/31/07, 5.200% due 9/4/07; Proceeds at maturity — $6,064,502; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/31/07; Market value — $6,183,250) (Cost — $6,061,000)	6,061,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $6,133,933)	6,133,933

	TOTAL INVESTMENTS — 100.0% (Cost — $252,845,883#)	$242,699,783

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All securities are segregated pursuant to revolving credit facility, and for reverse repurchase agreements.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
(e)	Security is currently in default.
(f)	Illiquid security.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	All or portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Rate shown represents yield-to-maturity.
‡	Exercised warrants disclosed in the Schedule of Investments pending final determination from the agent.
#	Aggregate cost for federal income tax purposes is $253,284,101.

Abbreviations used in this schedule:
	EGP	— Egyptian Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	21

Statement of Assets and Liabilities (August 31, 2007)

ASSETS:
Investments, at value (Cost — $252,845,883)	$242,699,783
Foreign currency, at value (Cost — $72,214)	69,869
Interest and dividends receivable	4,519,285
Receivable for securities sold	467,237
Prepaid expenses	8,699
Total Assets	247,764,873
LIABILITIES:
Loan payable	35,000,000
Payable for open reverse repurchase agreements	17,234,340
Payable for securities purchased	1,350,397
Distributions payable	1,207,888
Investment management fee payable	170,971
Interest payable	156,503
Due to custodian	20,121
Directors’ fees payable	314
Accrued expenses	144,781
Total Liabilities	55,285,315
Total Net Assets	$192,479,558

NET ASSETS:
Par value ($0.001 par value; 15,289,720 shares issued and outstanding; 100,000,000 shares authorized)	$15,290
Paid-in capital in excess of par value	205,937,505
Overdistributed net investment income	(868,704)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,454,384)
Net unrealized depreciation on investments and foreign currencies	(10,150,149)
Total Net Assets	$192,479,558

Shares Outstanding	15,289,720
Net Asset Value	$12.59

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended August 31, 2007)

INVESTMENT INCOME:
Interest	$20,209,573
Dividends	28,594
Less: Foreign taxes withheld	(1,073)
Total Investment Income	20,237,094
EXPENSES:
Interest expense (Notes 3 and 4)	3,341,931
Investment management fee (Note 2)	2,127,468
Commitment fee (Note 4)	149,308
Audit and tax	80,560
Shareholder reports	80,342
Legal fees	73,891
Directors’ fees	65,551
Stock exchange listing fees	23,847
Transfer agent fees	22,533
Custody fees	11,628
Insurance	4,813
Miscellaneous expenses	12,261
Total Expenses	5,994,133
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	5,991,745
Net Investment Income	14,245,349
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	5,722,134
Futures contracts	207
Foreign currency transactions	(4,182)
Net Realized Gain	5,718,159
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(10,712,861)
Foreign currencies	(4,049)
Change in Net Unrealized Appreciation/Depreciation	(10,716,910)
Increase From Payment by Affiliate (Note 2)	3,938
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(4,994,813)
Increase in Net Assets From Operations	$9,250,536

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	23

Statements of Changes in Net Assets (For the years ended August 31,)

	2007	2006
OPERATIONS:
Net investment income	$14,245,349	$14,291,938
Net realized gain	5,718,159	10,165,422
Change in net unrealized appreciation/depreciation	(10,716,910)	(11,707,472)
Increase from payment by affiliate	3,938	—
Increase in Net Assets From Operations	9,250,536	12,749,888
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(14,494,655)	(14,723,997)
Decrease in Net Assets From Distributions to Shareholders	(14,494,655)	(14,723,997)
Decrease in Net Assets	(5,244,119)	(1,974,109)

NET ASSETS:
Beginning of year	197,723,677	199,697,786
End of year*	$192,479,558	$197,723,677

*Includes overdistributed net investment income of:	$(868,704)	$(1,057,898)

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Statement of Cash Flows (For the year ended August 31, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$19,932,062
Dividends received	28,097
Operating expenses paid	(2,647,038)
Net purchases of short-term investments	1,117,067
Realized gain on futures contracts	207
Realized loss on foreign currency transactions	(4,182)
Net change in unrealized appreciation/depreciation on foreign currencies	(4,049)
Purchases of long-term investments	(190,488,000)
Proceeds from disposition of long-term investments	199,559,571
Interest paid	(4,057,580)
Net Cash Provided By Operating Activities	23,436,155
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(14,494,655)
Cash paid on loan	(12,124,414)
Proceeds from reverse repurchase agreements	2,991,094
Net Cash Flows Used By Financing Activities	(23,627,975)
Net Decrease In Cash	(191,820)
Cash, Beginning of year	241,568
Cash, End of year	$49,748
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$9,250,536
Accretion of discount on investments	(814,813)
Amortization of premium on investments	442,682
Decrease in investments, at value	14,545,446
Increase in payable for securities purchased	718,727
Decrease in interest and dividends receivable	95,196
Increase in receivable for securities sold	(88,746)
Decrease in prepaid expenses	7,411
Decrease in interest payable	(715,649)
Decrease in accrued expenses	(4,635)
Total Adjustments	14,185,619
Net Cash Flows Provided By Operating Activities	$23,436,155

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	25

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.93		$13.06	$12.17	$11.55	$ 8.88
Income (Loss) From Operations:
Net investment income	0.93		0.97	1.07	1.15	1.30
Net realized and unrealized gain (loss)	(0.32	)(1)	(0.14)	1.01	0.89	2.79
Total Income From Operations	0.61		0.83	2.08	2.04	4.09
Less Distributions From:
Net investment income	(0.95)		(0.96)	(1.19)	(1.43)	(1.43)
Total Distributions	(0.95)		(0.96)	(1.19)	(1.43)	(1.43)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	—	0.01	0.01
Net Asset Value, End of Year	$12.59		$12.93	$13.06	$12.17	$11.55
Market Price, End of Year	$11.27		$11.77	$12.78	$14.03	$13.11
Total Return, Based on NAV(2)	4.59	%(3)	6.70%	17.88%	18.63%	49.79%
Total Return, Based on Market Price(4)	3.36%		0.08%	(0.39)%	18.86%	42.71%
Net Assets, End of Year (000s)	$192,480		$197,724	$199,698	$184,936	$174,351
Ratios to Average Net Assets:
Gross expenses	2.96%		3.27%	2.68%	2.11%	2.37%
Gross expenses, excluding interest expense	1.31		1.23	1.26	1.27	1.36
Net expenses	2.96	(5)	3.27 (5)	2.68	2.11	2.37
Net expenses, excluding interest expense	1.31	(5)	1.23 (5)	1.26	1.27	1.36
Net investment income	7.03		7.25	8.43	9.64	12.76
Portfolio Turnover Rate	75%		71%	49%	69%	91%
Supplemental Data:
Loans Outstanding, End of Year (000s)	$35,000		$47,124	$59,124	$59,124	$59,124
Weighted Average Loan (000s)	$37,657		$56,461	$59,124	$59,124	$59,124
Weighted Average Interest Rate on Loans	5.63%		5.90%	3.79%	2.41%	2.65%

(1)  The investment manager reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

(2)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)  The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.

(4)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Global Partners Income Fund Inc.) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	27

Notes to Financial Statements (continued)

value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

28	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$438,500	$(438,500)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	29

Notes to Financial Statements (continued)

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly at an annual rate of 1.05% of the Fund’s average weekly net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended August 31, 2007, LMPFA reimbursed the Fund in the amount of $3,938 for losses incurred resulting from an investment transaction error. In addition, the Fund was reimbursed for expenses amounting to $2,388.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended August 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$177,804,975	$13,401,752
Sales	184,280,186	15,424,469

At August 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,404,706
Gross unrealized depreciation	(14,989,024)
Net unrealized depreciation	$(10,584,318)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$23,511,513	4.88%	$30,635,499

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

30	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Interest rates on reverse repurchase agreements ranged from 0.00% to 5.85% during the year ended August 31, 2007. Interest expense incurred on reverse repurchase agreements totaled $1,163,088.

At August 31, 2007, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$874,575

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/17/06 bearing 1.450% to be repurchased at $886,517 on 9/21/07, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30;
Market value (including accrued interest) $887,219

		$ 874,575

3,140,550	Reverse Repurchase Agreement with Credit Suisse, dated 8/31/07 bearing 5.850% to be repurchased at $3,151,267 on 9/21/07, collateralized by: $3,500,000 Bolivarian Republic of Venezuela, 8.500% due 10/8/14; Market value (including accrued interest) $3,504,932	3,140,550

6,980,400	Reverse Repurchase Agreement with Credit Suisse, dated 8/31/07 bearing 5.650% to be repurchased at $7,003,406 on 9/21/07, collateralized by: $7,000,000 Federative Republic of Brazil, Collective Action Securities, Notes, 8.000% due 1/15/18; Market value (including accrued interest) $7,795,793	6,980,400

936,705	Reverse Repurchase Agreement with Credit Suisse, dated 8/31/07 bearing 5.150% to be repurchased at $939,519 on 9/21/07, collateralized by: $1,050,000 Republic of Argentina, Discount Notes, 8.280% due 12/31/33; Market value (including accrued interest) $923,215	936,705

1,677,619	Reverse Repurchase Agreement with Credit Suisse, dated 8/31/07 bearing 5.850% to be repurchased at $1,683,344 on 9/21/07, collateralized by: $2,321,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $1,887,988	1,677,619

3,624,491	Reverse Repurchase Agreement with Credit Suisse, dated 8/31/07 bearing 5.250% to be repurchased at $3,635,591 on 9/21/07, collateralized by: $3,044,000 Federative Republic of Brazil, 11.000% due 8/17/40; Market value (including accrued interest) $4,039,338	3,624,491
	Total Reverse Repurchase Agreements (Cost — $17,234,340)	$17,234,340

4.  Loan

At August 31, 2007, the Fund had a $35,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	31

Notes to Financial Statements (continued)

The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the year ended August 31, 2007, the Fund incurred a commitment fee in the amount of $149,308. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2007, the Fund incurred interest expense on this loan in the amount of $2,178,843. At August 31, 2007, the Fund had $35,000,000 of borrowings outstanding under this credit agreement.

During the year ended August 31, 2007, the total credit line available to the Fund was reduced from $81,000,000 to $35,000,000. In addition, during the year ended August 31, 2007, the borrowing outstanding was reduced from $47,124,414 to $35,000,000.

5.  Distributions Subsequent to August 31, 2007

On August 16, 2007, the Fund’s Board declared three dividends, each in the amount of $0.079 per share, payable on September 28, 2007, October 26, 2007 and November 30, 2007 to shareholders of record on September 21, 2007, October 19, 2007 and November 23, 2007, respectively.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31 was as follows:

	2007	2006
Distributions paid from: Ordinary Income	$14,494,655	$14,723,997

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(2,016,166)
Other book/tax temporary differences(a)	(868,704)
Unrealized appreciation/(depreciation)(b)	(10,588,367)
Total accumulated earnings/(losses) — net	$(13,473,237)

*

During the taxable year ended August 31, 2007, the Fund utilized $5,026,360 of its capital loss carryforward available from prior years. As of August 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2010	$(2,016,166)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to differences between the book/tax accrual of interest income on defaulted securities and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

32	Western Asset Global Partners Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

7.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the Securities and Exchange Commission relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Global Partners Income Fund Inc. 2007 Annual Report	33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global Partners Income Fund Inc. (formerly Salomon Brothers Global Partners Income Fund Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2007

34	Western Assets Global Partners Income Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

Western Asset Global Partners Income Fund Inc.	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	21	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

36	Western Asset Emerging Markets Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005).

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

'Western Asset Global Partners Income Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)        The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)        Mr. Gerken is an “interested person” of the Fund as defined in the Invesment Company Act of 1940, as amended, because
Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38	Western Asset Global Partners Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global Partners Income Fund Inc.	39

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), formerly known as Salomon Brothers Global Partners Income Fund Inc., on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of

40	Western Asset Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

(i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and

Western Asset Global Partners Income Fund Inc.	41

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms

42	Western Asset Global Partners Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Global Partners Income Fund Inc.	43

Western Asset Global
Partners Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	GLOBAL PARTNERS
Daniel P. Cronin	INCOME FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer
CUSTODIAN
Kaprel Ozsolak	State Street Bank and
Chief Financial Officer	Trust Company
and Treasurer	225 Franklin Street
Boston, Massachusetts 02110
Ted P. Becker
Chief Compliance Officer	TRANSFER AGENT
American Stock Transfer &
Robert I. Frenkel	Trust Company
Secretary and	59 Maiden Lane
Chief Legal Officer	New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
GDF

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

Western Asset Global

Partners Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

WASX010348 8/07 SR07-415

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2006 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2006 and $56,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,912 in 2006 and $12,000 in 2007. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s Revolving Credit and Security Agreement, dated November 20, 2001 with CSC Incorporated, Citicorp North America, Inc. and other secondary lenders for Western Asset Global Partners Income Fund Inc. as of January 31, 2006, March 31, 2006 and August 31, 2006 for the Reporting period 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,514 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.     Proxies are reviewed to determine accounts impacted.

b.     Impacted accounts are checked to confirm Western Asset voting authority.

c.     Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.     If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.     Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.      Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.     A copy of Western Asset’s policies and procedures.

b.     Copies of proxy statements received regarding client securities.

c.     A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.     Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.     A proxy log including:

1.     Issuer name;

2.     Exchange ticker symbol of the issuer’s shares to be voted;

3.     Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.     A brief identification of the matter voted on;

5.     Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.     Whether a vote was cast on the matter;

7.     A record of how the vote was cast; and

8.     Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.       Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.       Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.       Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.     Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.     Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.     Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.     Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.     Votes are cast on a case-by-case basis in contested elections of directors.

2.     Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.     Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.     Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.     Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.     Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.     Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.     Western Asset votes for proposals relating to the authorization of additional common stock.

b.     Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.     Western Asset votes for proposals authorizing share repurchase programs.

4.     Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.     Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.     Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.     Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.     Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.     Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.     Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.     Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.     Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.     Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.     Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.     Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.     Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.     Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.     Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.     Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund and portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31 , 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	113 registered investment companies with $110.9 billion in total assets under management	226 Other pooled investment vehicles with $199.2 billion in assets under management	1,116 Other accounts with $307.9 billion in total assets under management*

Stephen A. Walsh ‡	113 registered investment companies with $110.9 billion in total assets under management	226 Other pooled investment vehicles with $199.2 billion in assets under management	1,116 Other accounts with $307.9 billion in total assets under management*

Keith J. Gardner ‡	7 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $1.47 billion in assets under management	1 Other accounts with $14.07 million in total assets under management**

Michael C. Buchanan ‡	14 registered investment Companies with $7.71 billion in total assets Under management	4 Other pooled investment vehicles with $3.07 billion in assets under management	11 Other accounts with $1.08 billion in total assets under management

Jeffrey D. Van Schaick ‡	4 registered investment Companies with $1.35 billion in total assets Under management	0 Other pooled investment vehicles with $0 in assets under management	20 Other accounts with $3.8 billion in total assets under management***

*      Includes 99 accounts managed, totaling $34.17 billion, for which advisory fee is performance based.

**   Includes 1 account managed, totaling $14.07 million, for which advisory fee is performance based.

*** Includes 3 accounts managed, totaling $657.5 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Matthew C. Duda	A
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 8, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 8, 2007